                                                                 Exhibit (g)(22)

     AMENDMENT, dated July 2, 2001 to the January 23, 1997 custody agreement ("Agreement"), between Firstar Bank, N.A. (successor party in interest to Firstar Trust Company) ("Customer"), having a place of business at 615 E. Michigan St. Milwaukee, WI 53202, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

     It is hereby agreed as follows:

     Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

     Section 2. The Agreement is amended by deleting the Investment Company Rider thereto and inserting, in lieu thereof, the following Rider:

     I.      Add the following after the first sentence of Section 3 of the
Agreement:

     At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

     II.     Add the following language to the end of Section 3 of the
Agreement:

     (i)     The term Subcustodian as used herein shall mean the following:

     (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

     (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

     (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located;

     (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in
     (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

     (b)     in the U.S., a "securities depository" as defined in SEC rule 17f-
     4(a).

     (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

     III.    "Add new Section 16 to the Agreement as follows:

     16.     Compliance with Securities and Exchange Commission rule 17f-5
             -------------------------------------------------------------
     ("rule 17f-5").
     --------------

     (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b)     In connection with the foregoing, Bank shall:

     (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

     (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

     (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f - 5(c)(1)(i)-(iv);

     (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

     (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a givers country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

     (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

     (d) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time;
(2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager, and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

     (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

     IV.     Add the following language to the end of the first sentence of
Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

     V.      Add a new Section 17 to the Agreement as follows:

     17.     Compliance with Securities and Exchange Commission rule 17f-7
             -------------------------------------------------------------
     ("rule 17f-7").
     --------------

     (a) Bank shall, for consideration by Customer, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

     (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

     (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

     (d) Bank need not commence performing any of the duties set forth in this Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



[Customer]                                      THE CHASE MANHATTAN BANK


By: /s/ Michael R. McVoy                           By: /s/ Stephen Crowley
    ----------------------                             ---------------------
   Name: Micahel R. McVoy                          Name: Stephen Crowley
   Title: Vice President                           Title: Vice President
   Date: July 2, 2001                              Date: July 2, 2001

                                 Appendix 1-A

                      Information Regarding Country Risk
                      ----------------------------------

     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

     A      Opinions of local counsel concerning.

 X   i.     Whether applicable foreign law would restrict the access afforded
---
            Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

 X   ii.    Whether applicable foreign law would restrict the Customer's ability
---
            to recover its assets in the event of the bankruptcy of an Eligible
            Foreign Custodian located in that country.

 X   iii.   Whether applicable foreign law would restrict the Customer's ability
---
            to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.     Written information concerning:

 X   i.     The likelihood of expropriation, nationalization, freezes, or
---
            confiscation of Customer's assets.

 X   ii.    Whether difficulties in converting Customer's cash and cash
---
            equivalents to U.S. dollars are reasonably foreseeable.

     C.     A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2.     Bank shall furnish the following additional information:

            Market flashes, including with respect to changes in the information in market reports.

                                 Appendix 1-B

                       ELIGIBLE SECURITIES DEPOSITORIES


Please See Attached Listing.

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES



-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Argentina        CVSA                                        Equity, Corporate Debt, Government Debt

                 (Caja de Valores S.A.)
-------------------------------------------------------------------------------------------------------------------
Argentina        CRYL                                        Government Debt

                 (Central de Registration y Liquidacion
                 de Instrumentos de Endeudamiento Publico)
-------------------------------------------------------------------------------------------------------------------
Australia        Austraclear Limited                         Corporate Debt, Money Market, Semi-
                                                             Government Debt
-------------------------------------------------------------------------------------------------------------------
Australia        CHESS                                       Equity

                 (Clearing House Electronic Sub-register
                 System)
-------------------------------------------------------------------------------------------------------------------
Australia        RITS                                        Government Debt

                 (Reserve Bank of Australia/Reserve Bank
                 Information and Transfer System)
-------------------------------------------------------------------------------------------------------------------
Austria          OeKB                                        Equity, Corporate Debt, Government Debt

                 (Oesterreichische Kontrollbank AG)
-------------------------------------------------------------------------------------------------------------------
Belgium          CIK                                         Equity, Corporate Debt

                 (Caisse Interprofessionnelle de Depots
                 et de Virements de Titres S.A.)
-------------------------------------------------------------------------------------------------------------------
Belgium          NBB                                         Corporate Debt, Government Debt

                 (National Bank of Belgium)
-------------------------------------------------------------------------------------------------------------------
Brazil           CBLC                                        Equity

                 (Companhia Brasileira de Liquidacao e
                 Custodia)
-------------------------------------------------------------------------------------------------------------------
Brazil           CETIP                                       Corporate Debt

                 (Central de Custodia e Liquidacao
                 Financiera de Titulos Privados)
-------------------------------------------------------------------------------------------------------------------
Brazil           SELIC                                       Government Debt

                 (Sistema Especial de Liquidacao e
                 Custodia)
-------------------------------------------------------------------------------------------------------------------
Bulgaria         BNB                                         Government Debt

                 (Bulgaria National Bank)
-------------------------------------------------------------------------------------------------------------------
Bulgaria         CDAD                                        Equity, Corporate Debt

                 (Central Depository A.D.)
-------------------------------------------------------------------------------------------------------------------



This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        2         July 10, 2001

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES



-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Brazil           SELIC                                       Government Debt

                 (Sistema Especial de Liquidacao e
                 Custodia)
-------------------------------------------------------------------------------------------------------------------
Bulgaria         BNB                                         Government Debt

                 (Bulgaria National Bank)
-------------------------------------------------------------------------------------------------------------------
Bulgaria         CDAD                                        Equity, Corporate Debt

                 (Central Depository A.D.)
-------------------------------------------------------------------------------------------------------------------
Canada           CDS                                         Equity, Corporate, Government Debt

                 (The Canadian Depository for Securities
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Chile            DCV                                         Equity, Corporate Debt, Government Debt

                 (Deposito Central de Valores S.A.)
-------------------------------------------------------------------------------------------------------------------
China,           SSCCRC                                      Equity
Shanghai
                 (Shanghai Securities Central Clearing
                 and Registration Corporation)
-------------------------------------------------------------------------------------------------------------------
China,           SSCC                                        Equity
Shenzhen
                 (Shenzhen Securities Clearing Company,
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Colombia         DCV                                         Government Debt

                 (Deposito Central de Valores)
-------------------------------------------------------------------------------------------------------------------
Colombia         DECEVAL                                     Equity, Corporate Debt, Government Debt

                 (Deposito Centralizado de Valores de
                 Colombia S.A.)
-------------------------------------------------------------------------------------------------------------------
Croatia          SDA                                         Equity, Government Debt

                 (Central Depository Agency Inc. -
                 Stredisnja depozitarna agencija d.d.)
-------------------------------------------------------------------------------------------------------------------
Croatia          MOF                                         Short-term debt issued by the Ministry of
                                                             Finance.
                 (Ministry of Finance of the Republic of
                 Croatia)
-------------------------------------------------------------------------------------------------------------------
Croatia          CNB                                         Short-term debt issued by the National Bank
                                                             of Croatia.
                 (Croatian National Bank)
-------------------------------------------------------------------------------------------------------------------
Czech            SCP                                         Equity, Corporate Debt, Government Debt
Republic
                 (Stredisko cennych papiru - Ceska
                 republica)
-------------------------------------------------------------------------------------------------------------------
Czech            CNB                                         Government Debt
Republic
                 (Czech National Bank)
-------------------------------------------------------------------------------------------------------------------
Denmark          VP                                          Equity, Corporate Debt, Government Debt

                 (Vaerdipapircentralen A/S)
-------------------------------------------------------------------------------------------------------------------



This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        3         July 10, 2001

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES

-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Egypt            MCSD                                        Equity, Corporate Debt

                 (Misr for Clearing, Settlement and
                 Depository, S.A.E.)
-------------------------------------------------------------------------------------------------------------------
Estonia          ECDS                                        Equity, Corporate Debt, Government Debt

                 (Estonian Central Depository for
                 Securities Limited - Eesti Vaatpaberite
                 Keskdepositoorium)
-------------------------------------------------------------------------------------------------------------------
Finland          APK                                         Equity, Corporate Debt, Government Debt

                 (Finnish Central Securities Depository
                 Limited)
-------------------------------------------------------------------------------------------------------------------
France           Euroclear France                            Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------
Germany          CBF                                         Equity, Corporate Debt, Government Debt

                 (Clearstream Banking AG)
-------------------------------------------------------------------------------------------------------------------
Greece           CSD                                         Equity, Corporate Debt

                 (Central Securities Depository S.A.)
-------------------------------------------------------------------------------------------------------------------
Greece           BoG                                         Government Debt

                 (Bank of Greece)
-------------------------------------------------------------------------------------------------------------------
Hong Kong        HKSCC                                       Equity

                 (Hong Kong Securities Clearing Company
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Hong Kong        CMU                                         Corporate Debt, Government Debt

                 (Central Moneymarkets Unit)
-------------------------------------------------------------------------------------------------------------------
Hungary          KELER                                       Equity, Corporate Debt, Government Debt

                 (Central Clearing House and Depository
                 (Budapest) Ltd. - Kozponti Elszamolohaz
                 es Ertektar (Budapest) Rt.)
-------------------------------------------------------------------------------------------------------------------
India            NSDL                                        Equity, Corporate Debt, Government Debt

                 (National Securities Depository Limited)
-------------------------------------------------------------------------------------------------------------------
India            CDSL                                        Equity

                 (Central Depository Services (India)
                 Limited)
-------------------------------------------------------------------------------------------------------------------
India            RBI                                         Government Debt

                 (Reserve Bank of India)
-------------------------------------------------------------------------------------------------------------------
Indonesia        KSEI                                        Equity, Corporate Debt

                 (PT Kustodian Sentral Efek Indonesia)
-------------------------------------------------------------------------------------------------------------------
Ireland          CREST                                       Equity, Corporate Debt

                 (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        4         July 10, 2001

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES

-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Israel           TECH                                        Equity, Corporate Debt, Government Debt

                 (Tel Aviv Stock Exchange Clearing House
                 Ltd.)
-------------------------------------------------------------------------------------------------------------------
Italy            Monte Titoli S.p.A.                         Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------
Ivory Coast      DC/BR                                       Equity

                 (Le Depositaire Central / Banque de
                 Reglement)
-------------------------------------------------------------------------------------------------------------------
Jamaica          JCSD                                        Equity, Corporate Debt, Government Debt

                 (Jamaica Central Securities Depository)
-------------------------------------------------------------------------------------------------------------------
Japan            JASDEC                                      Equity, Convertible Debt
                 (Japan Securities Depository Center)
-------------------------------------------------------------------------------------------------------------------
Japan            BoJ                                         Registered Government Debt

                 (Bank of Japan)
-------------------------------------------------------------------------------------------------------------------
Kazahkstan       CSD                                         Equity

                 (Central Securities Depository CJSC)
-------------------------------------------------------------------------------------------------------------------
Kenya            CBCD                                        Government Debt

                 (Central Bank Central Depository)
-------------------------------------------------------------------------------------------------------------------
Latvia           LCD                                         Equity, Corporate Debt, Government Debt

                 (Latvian Central Depository)
-------------------------------------------------------------------------------------------------------------------
Lebanon          Midclear S.A.L.                             Equity

                 (Custodian and Clearing Center of
                 Financial Instruments for Lebanon and
                 the Middle East S.A.L.)
-------------------------------------------------------------------------------------------------------------------
Lithuania        CSDL                                        Equity, Corporate Debt, Government Debt

                 (Central Securities Depository of
                 Lithuania)
-------------------------------------------------------------------------------------------------------------------
Luxembourg       CBL                                         Equity

                 (Clearstream Banking S.A.)
-------------------------------------------------------------------------------------------------------------------
Malaysia         MCD                                         Equity, Corporate Debt

                 (Malaysian Central Depository Sdn. Bhd.)
-------------------------------------------------------------------------------------------------------------------
Malaysia         BNM                                         Government Debt

                 (Bank Negara Malaysia)
-------------------------------------------------------------------------------------------------------------------
Mauritius        CDS                                         Equity, Corporate Debt

                 (Central Depository and Settlement
                 Company Limited)
-------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        5         July 10, 2001

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Mexico           INDEVAL                                     Equity, Corporate Debt, Government Debt

                 (S.D. INDEVAL S.A. de C.V.)
-------------------------------------------------------------------------------------------------------------------
Morocco          Maroclear                                   Equity, Corporate Debt, Government Debt
-------------------------------------------------------------------------------------------------------------------
Netherlands      NECIGEF                                     Equity, Corporate Debt, Government Debt

                 (Nederlands Centraal Insituut voor
                 Giraal Effectenverkeer B.V.)
-------------------------------------------------------------------------------------------------------------------
New Zealand      NZCSD                                       Equity, Corporate Debt, Government Debt

                 (New Zealand Central Securities
                 Depository)
-------------------------------------------------------------------------------------------------------------------
Nigeria          CSCS                                        Equity, Corporate Debt, Government Debt

                 (Central Securities Clearing System
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Norway           VPS                                         Equity, Corporate Debt, Government Debt

                 (Verdipapirsentralen)
-------------------------------------------------------------------------------------------------------------------
Oman             MDSRC                                       Equity, Corporate Debt

                 (The Muscat Depository and Securities
                 Registration Company, S.A.O.C.)
-------------------------------------------------------------------------------------------------------------------
Pakistan         CDC                                         Equity, Corporate Debt

                 (Central Depository Company of Pakistan
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Pakistan         SBP                                         Government Debt

                 (State Bank of Pakistan)
-------------------------------------------------------------------------------------------------------------------
Peru             CAVALI                                      Equity, Corporate Debt, Government Debt

                 (CAVALI ICLV S.A.)
-------------------------------------------------------------------------------------------------------------------
Philippines      PCD                                         Equity

                 (Philippine Central Depository, Inc.)
-------------------------------------------------------------------------------------------------------------------
Philippines      ROSS                                        Government Debt

                 (Bangko Sentral ng Pilipinas / Register
                 of Scripless Securities)
-------------------------------------------------------------------------------------------------------------------
Poland           NDS                                         Equity, Long-Term Government Debt

                 (National Depository for Securities S.A.)
-------------------------------------------------------------------------------------------------------------------
Poland           CRT                                         Short-Term Government Debt

                 (Central Registry of Treasury-Bills)
-------------------------------------------------------------------------------------------------------------------



This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        6         July 10, 2001

     [LOGO] JPMorgan
================================================================================

          Investor Services Network Management " At a Glance " Report
                            Securities Depositories

-------------------------------------------------------------------------------------------------------------------
Country          Depository                                  Instruments
-------------------------------------------------------------------------------------------------------------------
Portugal         INTERBOLSA                                  Equity, Corporate Debt, Government Debt

                 (Sociedade Gestora de Sistemas de
                 Liquidacao e de Sistemas Centralizados
                 de Valores Mobiliarios, S.A.)
-------------------------------------------------------------------------------------------------------------------
Romania          SNCDD                                       Equity

                 (National Company for Clearing,
                 Settlement and Depository for Securities)
-------------------------------------------------------------------------------------------------------------------
Romania          BSE                                         Equity

                 (Bucharest Stock Exchange)
-------------------------------------------------------------------------------------------------------------------
Russia           VTB                                         Equity, Corporate Debt, Government Debt
                                                             (Ministry of Finance Bonds)
                 (Vneshtorgbank)
-------------------------------------------------------------------------------------------------------------------
Russia           NDC                                         Equity, Corporate Debt, Government Debt

                 (National Depository Centre)
-------------------------------------------------------------------------------------------------------------------
Singapore        CDP                                         Equity, Corporate Debt

                 (The Central Depository (Pte) Limited)
-------------------------------------------------------------------------------------------------------------------
Singapore        MAS                                         Government Debt

                 (Monetary Authority of Singapore)
-------------------------------------------------------------------------------------------------------------------
Slovak           SCP                                         Equity, Corporate Debt, Government Debt
Republic
                 (Stredisko cennych papierov SR, a.s.)
-------------------------------------------------------------------------------------------------------------------
Slovak           NBS                                         Government Debt
Republic
                 (National Bank of Slovakia)
-------------------------------------------------------------------------------------------------------------------
Slovenia         KDD                                         Equity, Corporate Debt, Government Debt

                 (Centralna klirinsko depotna druzba d.d.)
-------------------------------------------------------------------------------------------------------------------
South Africa     CDL                                         Corporate Debt, Government Debt

                 (Central Depository (Pty) Limited)
-------------------------------------------------------------------------------------------------------------------
South Africa     STRATE                                      Equity

                 (Share Transactions Totally Electronic)
-------------------------------------------------------------------------------------------------------------------
South Korea      KSD                                         Equity, Corporate Debt, Government Debt

                 (Korea Securities Depository)
-------------------------------------------------------------------------------------------------------------------
Spain            SCLV                                        Equity, Corporate Debt

                 (Servicio de Compensacion y Liquidacion
                 de Valores, S.A.)
-------------------------------------------------------------------------------------------------------------------
Spain            CBEO                                        Government Debt

                 (Banco de Espana / Central Book Entry
                 Office)
-------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        7         July 10, 2001

     [LOGO] JPMorgan
================================================================================

           Investor Services Network Management "At a Glance" Report
                            SECURITIES DEPOSITORIES


-------------------------------------------------------------------------------------------------------------------
COUNTRY          DEPOSITORY                                  INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Sri Lanka        CDS                                         Equity, Corporate Debt

                 (Central Depository System (Private)
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Sweden           VPC                                         Equity, Corporate Debt, Government Debt

                 (Vardepapperscentralen AB)
-------------------------------------------------------------------------------------------------------------------
Switzerland      SIS                                         Equity, Corporate Debt, Government Debt

                 (SIS SegaInterSettle AG)
-------------------------------------------------------------------------------------------------------------------
Taiwan           TSCD                                        Equity, Government Debt

                 (Taiwan Securities Central Depository
                 Co., Ltd.)
-------------------------------------------------------------------------------------------------------------------
Thailand         TSD                                         Equity, Corporate Debt, Government Debt

                 (Thailand Securities Depository Company
                 Limited)
-------------------------------------------------------------------------------------------------------------------
Transnational    DCC                                         Euro-CDs

                 (The Depository and Clearing Centre)
-------------------------------------------------------------------------------------------------------------------
Transnational    CBL                                         Internationally Traded Debt, Equity

                 (Clearstream Banking, S.A.)
-------------------------------------------------------------------------------------------------------------------
Transnational    Euroclear                                   Internationally Traded Debt, Equity
-------------------------------------------------------------------------------------------------------------------
Tunisia          STICODEVAM                                  Equity, Corporate Debt, Government Debt

                 (Societe Tunisienne Interprofessionnelle
                 pour la Compensation et le Depot des
                 Valeurs Mobilieres)
-------------------------------------------------------------------------------------------------------------------
Turkey           TAKASBANK                                   Equity, Corporate Debt, Government Debt

                 (IMKB Takas ve Saklama Bankasi A.S.)
-------------------------------------------------------------------------------------------------------------------
United Arab                                                  Equity, Corporate Debt, Government Debt
Emirates
                 (Dubai Financial Market Clearing House)
-------------------------------------------------------------------------------------------------------------------
United           CREST                                       Equity, Corporate Debt, Government Debt
Kingdom
                 (CRESTCo Limited)
-------------------------------------------------------------------------------------------------------------------
United           CMO                                         Sterling & Euro CDs, Commercial Paper
Kingdom
                 (Central Moneymarkets Office)
-------------------------------------------------------------------------------------------------------------------
United States    DTC                                         Equity, Corporate Debt

                 (Depository Trust Company)
-------------------------------------------------------------------------------------------------------------------
United States    PTC                                         Mortgage Back Debt

                 (Participants Trust Company)
-------------------------------------------------------------------------------------------------------------------



This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        8         July 10, 2001

     [LOGO] JPMorgan
================================================================================

          Investor Services Network Management " At a Glance " Report
                            Securities Depositories

-------------------------------------------------------------------------------------------------------------------
Country          Depository                                  Instruments
-------------------------------------------------------------------------------------------------------------------
United States    FED                                         Government Debt

                 (The Federal Reserve Book-Entry
                 System)
-------------------------------------------------------------------------------------------------------------------
Venezuela        BCV                                         Government Debt

                 (Banco Central de Venezuela)
-------------------------------------------------------------------------------------------------------------------
Venezuela        CVV                                         Equity, Corporate Debt, Money Market

                 (Caja Venezolana de Valores, S.A.)
-------------------------------------------------------------------------------------------------------------------
Vietnam          SCC                                         Equity, Corporate Debt, Government Debt

                 (Securities Custody Centre)
-------------------------------------------------------------------------------------------------------------------
Zambia           CSD                                         Equity, Government Debt

                 (LuSE Central Shares Depository Limited)
-----------------------------------------------------------------------------------------------------------
Zambia           BoZ                                         Government Debt

                 (Bank of Zambia)
-------------------------------------------------------------------------------------------------------------------


This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management        9         July 10, 2001